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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report
                       (Date of earliest event reported):

                                November 2, 2001


                NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION
       (Exact name of registrant and originator of the Trust as specified in its charter)

                      NAVISTAR FINANCIAL 2001-B OWNER TRUST
                       (Issuer with respect to the Notes)

                                    Delaware
           (Registrant's state or other Jurisdiction of Incorporation)

                                    333-62445
                            (Commission File Number)

                                   51-0337491
                      (I.R.S. Employer Identification No.)

                Navistar Financial Retail Receivables Corporation
                                2850 W. Golf Road
                            Rolling Meadows, IL 60008
   (Address of principal executive offices of registrant, including Zip Code)

       Registrant's telephone number, including area code: (847) 734-4000

   Former name or former address, if changed since last report: Not applicable

                         Exhibit Index appears on Page 4

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Item 5.  Other Events

         On November 1, 2001, Navistar Financial Retail Receivables Corporation, a Delaware corporation (the "Registrant"), entered into a trust agreement (the "Trust Agreement"), a copy of which is filed as an exhibit hereto, with Chase Manhattan Bank USA, National Association, creating Navistar Financial 2001-B Owner Trust (the "Trust"), a Delaware common law trust. On November 1, 2001, the Registrant, as seller, Navistar Financial Corporation, as servicer (the "Servicer") and Chase Manhattan Bank USA, National Association, as owner trustee (the "Owner Trustee") on behalf of the Trust, entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), a copy of which is filed as an exhibit hereto, pursuant to which retail loans secured by medium and heavy duty trucks, buses and trailers and related property were transferred to the Trust. On November 1, 2001 the Trust sold Asset Backed Notes, Series 2001-B, Class A-1, Class A-2, Class A-3, Class A-4 and Class B (the "Notes"), having an aggregate original principal amount of $500,000,000.00. The Notes were issued pursuant to an Indenture (the "Indenture"), dated as of November 1, 2001, between the Owner Trustee on behalf of the Trust and The Bank of New York, as indenture trustee, a copy of which is filed as an exhibit hereto. The Notes were sold to Banc of America Securities LLC., Banc One Capital Markets, Inc. and Salomon Smith Barney Inc., as underwriters, pursuant to an Underwriting Agreement, dated as of October 19, 2001, (the "Underwriting Agreement"), by and among the Registrant, the Servicer and Banc of America Securities LLC, as representative of the underwriters, a copy of which is filed as an exhibit hereto.

         Interest on the Notes will be distributed on each Distribution Date (as defined in the Indenture). Monthly distributions in reduction of the principal amount of the Notes will be allocated to the Notes in accordance with the priorities set forth in the Indenture.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

Exhibit No.   Description
-----------   -----------

Exhibit 1.1   Underwriting Agreement, dated as of October 19, 2001.

Exhibit 4.1   Pooling and Servicing Agreement, dated as of November 1, 2001.

Exhibit 4.2   Indenture, dated as of November 1, 2001.

Exhibit 4.3   Trust Agreement, dated as of November 1, 2001.

Exhibit 99.1  Purchase Agreement, dated as of November 1, 2001.

Exhibit 99.2  Administration Agreement, dated as of November 1, 2001.

Exhibit 99.3  Custodian Agreement, dated as of November 1, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NAVISTAR FINANCIAL RETAIL RECEIVABLES
                                        CORPORATION
                                        (Registrant)


Dated: November 2, 2001                 By: /s/ Andrew J. Cederoth
                                            ----------------------
                                        Vice President and
                                        Treasurer Navistar
                                        Financial Corporation (Duly
                                        authorized officer of the
                                        Servicer on behalf of the
                                        Trust)

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                                INDEX OF EXHIBITS


Exhibit No.    Exhibit
-----------    -------

Exhibit 1.1    Underwriting Agreement, dated as of October 19, 2001.

Exhibit 4.1    Pooling and Servicing Agreement, dated as of November 1, 2001.

Exhibit 4.2    Indenture, dated as of November 1, 2001.

Exhibit 4.3    Trust Agreement, dated as of November 1, 2001.

Exhibit 99.1   Purchase Agreement, dated as of November 1, 2001.

Exhibit 99.2   Administration Agreement, dated as of November 1, 2001.

Exhibit 99.3   Custodian Agreement, dated as of November 1, 2001.